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                    METLIFE INSURANCE COMPANY OF CONNECTICUT
          METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES

                                  PRIMELITE(SM)
                                PRIMELITE II(SM)

                       Supplement dated December 16, 2010
                      To the Prospectuses dated May 1, 2010

     MetLife Insurance Company of Connecticut (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove the variable investment options ("Existing Funds") and substitute new options ("Replacement Funds") as shown below. The Replacement Funds are portfolios of Metropolitan Series Fund, Inc. or Met Investors Series Trust. To the extent that the Replacement Fund is not currently available as an investment option under your Contract, such Replacement Fund will be added as an investment option on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

     To the extent required by law, approval of the proposed substitutions is being obtained from the state insurance regulators in certain jurisdictions.

     The Company believes that the proposed substitutions are in the best interest of contract holders. The Replacement Funds will have at least similar investment objectives and policies as the Existing Funds. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about May 1, 2011.

     The proposed substitutions and advisers and/or sub-advisers for the above-listed contracts are:

EXISTING FUND AND CURRENT ADVISER (WITH CURRENT
SUB-ADVISER AS NOTED)                                 REPLACEMENT FUND AND SUB-ADVISER
-------------------------------------------------     -------------------------------------------------
Legg Mason ClearBridge Variable Capital Portfolio --> Davis Venture Value Portfolio (Class B)
Legg Mason Partners Fund Advisor, LLC                 Davis Selected Advisers, L.P.
(ClearBridge Advisors, LLC)
Legg Mason Global Currents Variable International     MFS(R) Research International Portfolio (Class B)
All Cap Opportunity Portfolio                     --> Massachusetts Financial Services Company
Legg Mason Partners Fund Advisor, LLC
(Global Currents Investment Management, LLC)
Pioneer Fund VCT Portfolio (Class II)             --> Pioneer Fund Portfolio (Class B)
Pioneer Investment Management Inc.                    Pioneer Investment Management Inc.
Templeton Growth Securities Fund (Class 2)        --> Met/Templeton Growth Portfolio (Class B)
Templeton Global Advisors Limited                     Templeton Global Advisors Limited
(Templeton Asset Management Ltd.)

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Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     - The elections you have on file for allocating your account value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

     - You may transfer amounts in your contract among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by contract owners or agents of contract owners.

     - If you make one transfer from an Existing Fund into one or more other subaccounts before the substitution, or from a Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution. In addition, if you make one transfer from an Existing Fund into a subaccount before the substitution or from a Replacement Fund within 30 days after the substitution, the transfer will not be treated as one of a limited number of transfers (or exchanges) permitted under your contract.

     - On the effective date of the substitution, your account value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

     -    There will be no tax consequences to you.

     In connection with the substitutions, we will send you a prospectus for the appropriate Replacement Fund as well as notice of the actual date of the substitutions and confirmation of transfer.

     Please contact your registered representative if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                                                            PE&PEII.Dec2010.supp